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                    SECURITIES AND EXCHANGE COMMISSION

                          Washington, D.C. 20549

                                  FORM 8-K

                                CURRENT REPORT

              PURSUANT TO SECTION 15(D) OF THE SECURITIES ACT OF 1933

         Date of Report (Date of earliest event reported): October 29, 1996

                              CITATION CORPORATION
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

        DELAWARE                     0-24492                   63-0828225
(STATE OF INCORPORATION)    (COMMISSION FILE NUMBER)    (IRS EMPLOYER I.D. NO.)

                              2 Office Park Circle
                                   Suite 204
                              Birmingham, AL 35223
                      (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

                                  (205) 871-5731
                          (REGISTRANT'S TELEPHONE NUMBER)

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ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS

Citation Corporation completed the acquisition of the capital stock of Interstate Forging Industries, Inc. ("Interstate") by statutory merger on October 29, 1996. The purchase price was $47,428,798 in cash plus the assumption of approximately $23 million in debt. In addition, shareholders of Interstate received contingent payment rights entitling them to cash equal to five times the amount, if any, by which the average annual net earnings of Interstate before interest, taxes and acquisition related expenses exceed $10 million during the three year period from January 1, 1996 through December 31, 1998. Funds for the acquisition were provided through a bank loan with the Registrant's principal lenders which are led by NBD Bank as agent bank.

The principal assets of the acquired entity consist of substantially all operating assets of Interstate including cash, inventory, accounts receivable, real estate and equipment. The real estate and equipment represent the majority of the assets purchased and were used by the former owner in its steel forging manufacturing operation. The Registrant intends to continue using the assets in substantially the same manufacturing operation.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

The following exhibits are filed as part of this report:

     EXHIBIT NUMBER 2.1

     Agreement and Plan of Merger dated May 16, 1996 among Interstate Forging Industries, Inc., Citation Forging Corporation, and Citation Corporation as amended by that certain Amendment to Agreement and Plan of Merger dated August 23, 1996. (1)

The following financial statements and PRO FORMA information are filed as a part of this report:

     (a) Financial Statements of business acquired:

            Report of Independent Public Accountants (2)

            Balance sheets at December 31, 1995 and January 1, 1995 (2)

            Statements of Income and Retained Earnings for the years ended December 31, 1995, January 1, 1995 and January 2, 1994 (2)

            Statements of Cash Flow for the years ended December 31, 1995, January 1, 1995 and January 2, 1994 (2)

            Notes to the Financial Statements (2)

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     (b) PRO FORMA financial information:

            PRO FORMA combined Balance Sheet at June 30, 1996 (unaudited) (2)

            PRO FORMA Statements of Income for the twelve months ended October 1, 1995 and for the nine months ended June 30, 1996 (unaudited) (2)

            Notes to the PRO FORMA Combined Financial Statements
            (unaudited) (2)

(1) Included as Appendix A to the Registrant's Registration Statement on Form S-4 (No. 333-06799) filed with the Commission and incorporated by reference herein.

(2) Included in the Financial Statements to the Registrant's Registration Statement on Form S-4 (No. 333-06799) filed with the Commission and incorporated by reference herein.

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Pursuant to the requirements of the Securities and Exchange Act of 1934, the
Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                       CITATION CORPORATION


                                       /s/ R. CONNER WARREN
                                       _____________________________________
November 12, 1996                      R. CONNER WARREN
                                       Executive Vice President of Finance
                                       and Administration and Treasurer
                                       (Principal Financial Officer)







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